Exhibit 10.5
                                    EXHIBIT I

                      (To be Executed by Registered Holder
                         in order to Convert Debenture)

                                CONVERSION NOTICE
                                       FOR
                6% SENIOR CONVERTIBLE DEBENTURE DUE MAY 22, 2005

         The undersigned, LEONARDO, L.P., as Holder of the 6% Senior Convertible Debenture Due May 22, 2005 of HOLLYWOOD MEDIA CORP. (the "Company"), No. 1, in the outstanding principal amount of $3,000,000 (the "Debenture"), hereby elects to convert ALL of the outstanding principal amount of the Debenture into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below.

         Date of Conversion: September 28, 2004

         Principal Amount of Debentures to be converted: $3,000,000

         Tax ID Number (If applicable): 98-012-0439

Please confirm the following information:

         Conversion Price: $3.05 per Share

         Number of shares of Common Stock to be issued: 983,607 SHARES, plus $90,000 of interest payable in shares of Common Stock.

         Is the Variable Price being relied on pursuant to Section 6(c) of the Debenture?

         (Check one)  YES [ ] NO [X]

         Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

--------------------------------------------------
         DELIVERY INSTRUCTIONS:

         Leonardo, L.P.
         c/o Angelo Gordon, LP
         245 Park Avenue
         New York, NY 10167
         Attention: Gary Wolf
--------------------------------------------------

         Issue to: Leonardo, L.P

         Address: 245 Park Avenue
                  New York, NY 10167

         Telephone Number: (212) 692-2018

         Facsimile Number: (212) 867-6449

         Authorization (signature): /s/ Michael L. Gordon
                                    ---------------------

         By (print name): Michael L. Gordon

         Title (for Holder): Authorized Signatory

         Dated: September 28, 2004

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                                 ACKNOWLEDGMENT


         HOLLYWOOD MEDIA CORP. (the "Company") hereby acknowledges this Conversion Notice by LEONARDO, L.P. and hereby directs American Stock Transfer & Trust Co. ("AST") to issue the above indicated 983,607 shares of Common Stock, plus 28,432 shares in payment of interest, in accordance with the agreed Transfer Agent Instructions dated May 22, 2002 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

In accordance with said Transfer Agent Instructions, the stock certificates for such shares may be issued without the restrictive legend therein if AST is provided with the requisite opinion of counsel (it being contemplated that the shares may be eligible for sale under Rule 144(k) thereby eliminating the need for such legend if provided in such opinion).




                                              HOLLYWOOD MEDIA CORP.


                                              By: /s/ Mitchell Rubenstein
                                                  --------------------------
                                              Name: Mitchell Rubenstein
                                              Title: Chief Executive Officer

Dated:  September 28, 2004

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